Exhibit 99.1

Cable One Announces Upsized Pricing of Public Offering of Common Stock

PHOENIX -- (BUSINESS WIRE) May 19, 2020 – Cable One, Inc. (NYSE: CABO) (“Cable One” or the “Company”) today announced the pricing of an upsized underwritten public offering (the “Offering”) of 250,000 shares of its common stock at a public offering price of $1,700.00 per share for total gross proceeds of $425.0 million. The Offering was upsized from the previously announced size of $400.0 million of shares. In addition, Cable One has granted the underwriters an option for 30 days to purchase up to an additional 37,500 shares of its common stock at the public offering price, less the underwriting discount. The Offering is expected to close on or about May 22, 2020, subject to customary closing conditions.

The net proceeds from the Offering will be approximately $409.1 million (or $470.4 million if the underwriters exercise their option to purchase additional shares in full) after giving effect to the underwriting discount but before giving effect to any offering expenses payable by Cable One. The Company intends to use a portion of the net proceeds from the Offering to repay outstanding borrowings under its revolving credit facility and the remainder for general corporate purposes, which may include strategic acquisitions and investments.

J.P. Morgan Securities LLC, BofA Securities and Wells Fargo Securities, LLC are acting as lead book-running managers for the Offering. Barclays Capital Inc., Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc. and TD Securities (USA) LLC are also acting as book-running managers for the Offering.  BMO Capital Markets Corp., BTIG, LLC, Citizens Capital Markets, Inc., Deutsche Bank Securities, Inc., Fifth Third Securities, Inc., MUFG Securities Americas Inc., B. Riley FBR, Inc., Cowen and Company, LLC, KeyBanc Capital Markets Inc., Raymond James & Associates, Inc. and Stephens Inc. are acting as co-managers for the Offering.

The Offering is being made pursuant to an effective shelf registration statement on Form S-3 filed by Cable One with the Securities and Exchange Commission (the “SEC”) and only by means of a prospectus supplement and accompanying prospectus included in the registration statement. A preliminary prospectus supplement relating to the Offering has been filed with the SEC. A final prospectus supplement describing the terms of the Offering will be filed with the SEC. Copies of the preliminary prospectus supplement and the accompanying prospectus, and the final prospectus supplement, when available, may be obtained: from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by email at prospectus-eq_fi@jpmchase.com or toll-free at (866) 803-9204; from BofA Securities, Attn: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, North Carolina 28255-0001, by email at dg.prospectus_requests@bofa.com; from Wells Fargo Securities, Attn: Equity Syndicate Department, 500 West 33rd Street, New York, New York 10001, toll-free at (800) 326-5897 or email a request to cmclientsupport@wellsfargo.com; or by visiting the SEC’s website at www.sec.gov under Cable One’s name.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the common stock, nor shall there be any sale of the common stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No assurance can be made that the Offering will be consummated on its proposed terms or at all.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company’s industry, business, strategy, dividend policy, financial results and financial condition as well as anticipated impacts from the COVID-19 pandemic on the Company and future responses. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company’s actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, which are discussed in the Company’s latest Annual Report on Form 10-K, Form 10-Q for the quarterly period ended March 31, 2020 (“First Quarter 2020 Form 10-Q”) and preliminary prospectus supplement  for the Offering as filed with the SEC:

●	the duration and severity of the COVID-19 pandemic and its effects on its business, financial condition, results of operations and cash flows;

●	rising levels of competition from historical and new entrants in its markets;

●	recent and future changes in technology;

●	its ability to continue to grow its business services products;

●	increases in programming costs and retransmission fees;

●	its ability to obtain hardware, software and operational support from vendors;

●	the effects of any acquisitions and strategic investments by the Company;

●	risks that its rebranding may not produce the benefits expected;

●	damage to its reputation or brand image;

●	risks that the implementation of its new enterprise resource planning system disrupts business operations;

●	adverse economic conditions;

●	the integrity and security of its network and information systems;

●	the impact of possible security breaches and other disruptions, including cyber-attacks;

●	its failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company;

●	its ability to retain key employees (who the Company refers to as associates);

●	legislative or regulatory efforts to impose network neutrality and other new requirements on its data services;

●	additional regulation of its video and voice services;

●	its ability to renew cable system franchises;

●	increases in pole attachment costs;

●	changes in local governmental franchising authority and broadcast carriage regulations;

●	the potential adverse effect of its level of indebtedness on its business, financial condition or results of operations and cash flows;

●	the restrictions the terms of its indebtedness place on its business and corporate actions;

●	the possibility that interest rates will rise, causing its obligations to service its variable rate indebtedness to increase significantly;

●	its ability to incur future indebtedness;

●	fluctuations in its stock price;

●	its ability to continue to pay dividends;

●	dilution from equity awards and potential stock issuances;

●	provisions in its charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes and the liabilities for directors; and

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the other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including but not limited to its latest Annual Report on Form 10-K, the First Quarter 2020 Form 10-Q and the preliminary prospectus supplement for the Offering as filed with the SEC.

Any forward-looking statements made by the Company in this communication speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise. The Company may not consummate the Offering described in this press release and, if the Offering is consummated, cannot provide any assurances regarding the final terms of the Offering or its ability to effectively apply the net proceeds as described above.

About Cable One
Cable One, Inc. (NYSE: CABO) is a leading broadband communications provider serving residential and business customers in 21 states through its Sparklight® and Clearwave brands. Sparklight provides consumers with a wide array of connectivity and entertainment services, including high-speed internet and advanced Wi-Fi solutions, cable television and phone service.

Contacts
Trish Niemann
Senior Director, Corporate Communications
602-364-6372
patricia.niemann@cableone.biz

Steven Cochran
Senior Vice President and Chief Financial Officer
investor_relations@cableone.biz

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